EXHIBIT 10.1

CLOSING AGREEMENT

Reference is made to a certain Exclusive Patent and Know-How License Agreement including Transfer of Ownership, dated January 15, 2009 by and between RLP Energy, Inc., as predecessor in interest to MES (as defined below), and Energy & Environmental Research Center Foundation (the “Licensor”), a North Dakota nonprofit entity, as amended by Amendments 1, 2, 3, 4 and 5 prior hereto (as amended by Amendments 1, 2, 3, 4, and 5, the “License Agreement”) by and among the Licensor, MES, Inc. (“MES”), a successor to all the rights, titles and interests of RLP Energy, Inc., and Midwest Energy Emissions Corp. (“ME2C” and, together with MES, the “Company”). The License Agreement provides that under certain conditions the Company shall have the option to acquire the Patent Rights upon the payment of certain cash consideration and additional shares of its common stock, which option the Company has elected to exercise pursuant to a letter dated January 5, 2017, as amended on March 23, 2017 and April 12, 2017 (as amended, the “Election Letter”), between the Company and the Licensor. All capitalized terms used herein which are not defined herein, but which are defined in the License Agreement, shall have the respective meanings ascribed thereto in the License Agreement. This Agreement is hereinafter referred to as the “Closing Agreement”.

The undersigned parties hereby agree and acknowledge as follows:

1. The undersigned parties hereby confirm that as of April 21, 2017 (the “Closing Date”), the Company has paid the Licensor $2,500,000 by wire transfer in immediately available funds. Within twenty four (24) business hours of the receipt by Licensor of the wire transfer of $2,500,000 as referred to in the preceding sentence, Licensor shall execute and deliver to ME2C an Assignment of the Patent Rights (the “Assignment”) in the form attached as Exhibit 1 hereto. Conditioned upon consummation of the transactions contemplated in the preceding two sentences, within 30 days of the date of the Assignment, the Company will issue (i) 628,998 shares of its common stock to the Licensor and (ii) 296,002 shares of its common stock directly from ME2C to the Inventors in the quantities set out in the table immediately below, subject to receipt by the Company from the Licensor and each of the Inventors of a properly executed Recipient Agreement in the form attached as Exhibit 2 hereto, provided that no delay in delivery of an executed Recipient Agreement shall relieve ME2C from the obligation to deliver the shares to the respective Recipient upon receipt of the applicable executed Recipient Agreement.

Inventor name	Number of Inventor Shares	Percentage of Inventor Shares
John Pavlish	97,958	33.09%
Ed Olson	97,958	33.09%
Mike Holmes	89,540	30.24%
Ye Zhang	7,770	2.62%
Steve Benson	1,388	0.46%
Jason Laumb	1,388	0.46%

The number of shares issuable hereunder to EERC Foundation and to each Inventor, as applicable, shall be adjusted proportionately to reflect any stock dividend, stock split, reverse stock split, or similar event with respect to the outstanding shares of common stock of ME2C occurring subsequent to or concurrently with the Closing Date and prior to or concurrently with the issuance of the shares to the applicable Recipient.

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2. As of the Closing Date, the Company has paid the Licensor $12,500 representing the prorated License Maintenance Fee as set forth in the Election Letter. Following the Closing Date, no additional License Maintenance Fees shall be due and owing to the Licensor. In addition, other than the Running Royalties for the calendar year 2016 which were paid within 30 days after the end of the calendar year 2016, no additional Running Royalties are due with respect to 2017 or otherwise, which additional Running Royalties are deemed waived. To the extent any such expenses were not paid previously, ME2C agrees to pay all patent prosecution expenses incurred by the EERC Foundation for patent prosecution or patent application preparation and filing of any patent application set forth in the Assignment prior to the Closing Date upon presentation by the EERC Foundation of appropriate documentation of such expenses.

3. The Licensor hereby represents and warrants that (i) it is the sole owner of the entire right, title and interest in and to the Patent Rights transferred in accordance with the Assignment, (ii) it has the full and legal right and authority to assign to the Company the Patent Rights transferred in accordance with the Assignment, and (iii) no third party has or has ever had any license, option, lien or other rights or interest in or to the Patent Rights, except as otherwise set forth herein and in the License Agreement.

4. Within thirty (30) days after the Closing Date, Licensor shall provide the Company with all documents in its actual possession or as received from its patent counsel with respect to the filing, prosecution or infringement of the Patent Rights (including inventorship and patentability analyses) or the conception, reduction to practice or assignment by the inventors, of the inventions disclosed or claimed in the Patent Rights, including without limitation all files concerning the Patent Rights, as such files are maintained by Licensor. Licensor shall have the right to retain copies of all documents so delivered to the Company hereunder.

5. The Licensor retains a nontransferable, royalty-free, nonexclusive right for the University of North Dakota Energy & Environmental Research Center to practice all inventions under the Patent Rights and Know How (as defined in the License Agreement) for research and development purposes.

6. Licensor hereby acknowledges that the Company, and any lawful successor and assigns, hereby has succeeded to all of the Licensor’s right, title and standing to receive all rights and benefits pertaining to the Patent Rights, institute and prosecute all suits and proceedings, and take all actions that the Company, and any lawful successor and assigns, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right or title of any kind under any and all of the Patent Rights, whether arising before or after the execution of the Assignment, defend and compromise any and all such actions, suits or proceedings relating to such transferred and assigned rights, title, interest and benefits and do all other such acts and things in relation thereto as the Company, and any lawful successor and assigns, in its sole discretion, deems advisable.

7. The Company acknowledges that the U.S. federal government retains a nontransferable, royalty-free, nonexclusive right to practice any government-funded inventions claimed on any Patent Rights as set forth in 35 U.S.C. § 200-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

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8. Each of ME2C and MES represents and warrants that (i) it is a corporation validly existing and in good standing in its respective jurisdiction of incorporation; (ii) execution of this Closing Agreement and the consummation of the transactions contemplated herein shall not (a) be forbidden or result in a breach of the articles of incorporation, bylaws, or other governing documents of either ME2C or MES, or (b) give rise to a breach or an event of default under any instrument or certificate to which either ME2C or MES is party, or (c) cause or result in the acceleration of any debt owed by either ME2C or MES; (iii) it has the requisite power and authority to enter into and perform its obligations under this Closing Agreement and the consummation of the transactions contemplated herein, and, in the case of ME2C, to issue the shares of common stock set forth herein in accordance with the terms hereof; (iv) each of the transactions (including issuance of the shares herein) has been authorized by all necessary and appropriate corporate action on the part of ME2C or MES, as the case may be; (v) each person executing this Closing Agreement has, and will have in connection with the execution of the Recipient Agreement, on behalf of ME2C or MES, as the case may be, all necessary power and authority to do so, and by so doing, shall bind its respective principal; and (vi) upon issuance, the shares to be issued hereunder shall be authorized, fully paid, and non-assessable and upon issue shall be validly issued and free of all taxes and encumbrances thereon, except with respect to each recipient’s own tax liability that may arise as a result of the issuance of the shares hereunder.

9. From and after the date hereof, the Company shall indemnify, defend and hold harmless Licensor and its officers, employees and agents, and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorney fees and expenses) incurred by or imposed upon any of the Indemnitees in connection with any claim, counter- or cross- third-party claims, suits, actions, demands or judgments arising out of any theory of liability (including within limitation actions in the form of tort, warranty or strict liability) concerning any manufacture, sale, service or lease of product or process by the Company under any of the Patent Rights, or in connection with any third party infringement claim brought by the Company.

10. Each of the parties agrees to perform any and all acts and execute and deliver such other documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of the transactions contemplated by this Closing Agreement and the Assignment.

11. This Closing Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement. The counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

12. Upon execution and delivery of the Assignment pursuant to the provisions hereof, the License Agreement shall be deemed terminated and of no further effect and neither party hereto shall have any further obligations to the other except for the obligations set forth herein and in Articles 13 and 14 and Sections 2.3, 2.5, 11.1 and 11.2 of the License Agreement. Notwithstanding the foregoing, all representations, warranties, covenants and agreements made by each of the parties hereto in this Closing Agreement and in Article 1 of the License Agreement shall survive the Closing Date.

13. This Closing Agreement, the Assignment, the License Agreement and the Exercise Letter supersede all other prior oral or written agreements between the parties with respect to the matters discussed herein and therein, and this Closing Agreement, the Assignment, the License Agreement and the Exercise Letter contain the entire understanding of the parties with respect to the matters covered herein and therein. This Closing Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change, modification, extension or discharge is sought.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Closing Date.

MIDWEST ENERGY EMISSIONS CORP. AND MES, INC.

By:	/s/ Richard H. Gross
Name:	Richard H. Gross
Title:	Chief Financial Officer

ENERGY & ENVIRONMENTAL RESEARCH CENTER FOUNDATION

By:	/s/ Ron Ness
Name:	Ron Ness
Title:	President

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Exhibit 1

Assignment

Exhibit 2

Form of Recipient Agreement

Undersigned is to be a recipient of shares of common stock of Midwest Energy Emissions Corp. (“ME2C”) pursuant to the Closing Agreement by and between Energy & Environment Research Center Foundation, a North Dakota nonprofit entity (“EERCF”), and the Company (as defined therein).

The Closing Agreement (the “Amendment”) was finalized effective as of April 21, 2017.

I. To facilitate the receipt of the shares of common stock of ME2C (the “ME2C Stock”) by Undersigned pursuant to and as set out in the Closing Agreement, Undersigned represents and warrants to ME2C as follows:

(a) Undersigned is capable of evaluating the merits and risks of ownership of ME2C Stock and has the capacity to protect Undersigned’s financial interests.

(b) Undersigned understands that the ME2C Stock being issued pursuant to the Closing Agreement has not been, and will not be, registered under the Securities Act of 1933 (the “Act”) or the securities laws of any country, state or other jurisdiction by reason of a specific exemption from the registration provisions of the Act and other applicable securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Undersigned’s representations as expressed herein.

(c) Undersigned acknowledges and understands that the ME2C Stock being acquired by the Undersigned pursuant to the Closing Agreement is being acquired for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the ME2C Stock, except selling, transferring, or disposing of the ME2C Stock made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, applicable state securities laws; and that the ME2C Stock is not a liquid investment. ME2C has no obligation to register the ME2C Stock for resale in any jurisdiction nor has it made any representations, warranties, or covenants regarding the registration of the ME2C Stock or any other exemption under the Act.

(d) Undersigned acknowledges that the ME2C Stock must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Undersigned is aware of the provisions of Rule 144 promulgated under the Act (“Rule 144”), which permit investors who have satisfied a certain holding period to resell under certain conditions such securities.

(e) Undersigned recognizes that no U.S. federal, state or foreign agency has recommended or endorsed the issuance or ownership of the ME2C Stock.

(f) Undersigned is aware that the ME2C Stock is and will be, when issued, “restricted securities” as that term is defined in Rule 144.

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(g) Undersigned understands that any and all certificates representing the ME2C Stock and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Undersigned has read and understands:

“The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of ME2C’s counsel that registration is not required under said Act.”

(h) Undersigned acknowledges that Undersigned has such knowledge and experience in financial and business matters that Undersigned is capable of evaluating the merits and risks of an investment in the ME2C Stock.

(i) Undersigned represents that Undersigned has not received any general solicitation or general advertising regarding the issuance of the ME2C Stock.

(j) Undersigned further represents that the U.S. social security number or U.S. taxpayer identification set forth below is correct.

II. Covenants of ME2C

(a) ME2C shall raise no objection to the transfer of the ME2C Stock and shall remove and direct its transfer agent to remove any restrictive legend placed upon the ME2C Stock as soon as practicable following the receipt by ME2C of an opinion of counsel stating that such legend is not required under applicable requirements of the Act. The Undersigned shall provide ME2C with a customary Rule 144 certification necessary for ME2C to satisfy the foregoing requirement.

(b) ME2C shall cooperate with counsel to Undersigned in preparing the opinion referenced in Item II (a) above and shall cooperate with counsel, any broker or market maker in otherwise enabling Undersigned to confirm that Undersigned has satisfied the conditions required for resale of the ME2C Stock under Rule 144.

(c) ME2C covenants to file timely all reports required to be filed by ME2C under the Sections 13 or 15(d) (as applicable) of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

III. General. Each of ME2C and the Undersigned shall be responsible for its own costs, fees and expenses, including fees of the counsel of its choice, in performing the transactions contemplated herein.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Recipient Agreement as of the dates indicated below.

The Undersigned:
Print Name

Signature and Title (if applicable)

Number of Shares

Soc. Sec. or Tax ID No.

Address

Date

The Company:	MIDWEST ENERGY EMISSIONS CORP.

By:
Name:
Title:

Date

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